Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 33-89826, 333-08943, 333-08945,
333-23751, and 333-58257) of ITI Technologies, Inc. of our report dated May 24, 2000 relating to the financial statements of the Interactive Technologies, Inc. 401(k) Investment Plan, which appears in this Form 11-K.

                                            /s/ PricewaterhouseCoopers LLP
                                       -----------------------------------------
                                       PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
June 29, 2000